UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2018

TriCo Bancshares

(Exact name of registrant as specified in its charter)

California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive, Chico, California	95973
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On August 13, 2018, TriCo Bancshares (“TriCo”) announced that it has appointed Peter Wiese to the position of Executive Vice President and Chief Financial Officer of both TriCo and its subsidiary, Tri Counties Bank (the “Bank”), effective August 14, 2018. Mr. Wiese replaces Thomas J. Reddish whose employment as Executive Vice President and Chief Financial Officer of TriCo and the Bank terminated as of the previous day.

Mr. Reddish’s departure is unrelated to the Company’s financial condition, financial reporting or accounting practices, investments, policies or regulatory condition.

Mr. Wiese, 44, was previously with the public accounting firm of Crowe Horwath LLP, Sacramento, California, where he was a partner from 2011 through April 2018 specializing in the financial services and banking industries. Mr. Wiese has over 20 years of experience in public accounting. Mr. Wiese is a Certified Public Accountant licensed in California and has a Bachelor of Science Degree – Accounting and Business Administration from Sonoma State University.

Mr. Wiese’s compensation arrangements with TriCo provide for: (a) a base salary of $480,000 per year; (b) a target bonus opportunity equal to 40% of his base salary (pro-rata for 2018); (c) a sign-on bonus of $150,000; (d) a one-time grant of 10,000 restricted stock units under TriCo’s 2009 Equity Incentive Plan, which award will vest in equal annual increments over a four-year period; (e) eligibility to participate in TriCo’s Restricted Stock Unit Program at the target rate of 40% of his base salary, pursuant to which he may receive additional grants of restricted stock units in 2019, including performance-based stock units; (f) reimbursement of temporary housing expenses until the end of 2018; (g) reimbursement of other travel expenses, consistent with TriCo and Bank policy; and (h) a change in control agreement in a form consistent with that of other executives of the Bank. Mr. Wiese will be eligible to participate in TriCo’s Executive Deferred Compensation Plan, 401(k) plan, Employee Stock Ownership Plan and medical, dental and vision plans in accordance with their terms. In the event his employment is terminated within the first twelve months of his start date for a reason other than cause, he will be eligible for a severance payment equal to one year’s base salary if he executes and does not revoke a severance and release agreement. The foregoing description of Mr. Wiese’s compensation arrangement is qualified in its entirety by reference to Mr. Wiese’s offer letter, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

As contemplated by his offer letter, Mr. Wiese, TriCo and the Bank will enter into a Change of Control Agreement effective as August 14, 2018 providing that if a change of control, as defined in the agreement, occurs and within the following year Mr. Wiese’s employment is terminated other than for cause or Mr. Wiese terminates his employment after a substantial and material negative change in his title, compensation or responsibilities, then he is entitled to receive a severance payment equal to twice the combined amount of his annual salary then in effect plus the annual bonus compensation he received during the previous year, less the amount of any severance that he is entitled to receive under his offer letter as described above, provided that the payment shall not be more than 299% of his compensation as defined by section 280G of the Internal Revenue Code. The Change of Control Agreement has a one-year term but automatically renews for successive one-year terms each year unless terminated by either party 90 days prior to the end of the term. In exchange for receiving the benefits under the Change in Control Agreement, Mr. Wiese agreed to devote his full and exclusive time and attention to TriCo’s and the Bank’s business and to keep confidential all of TriCo’s and the Bank’s trade secrets. The foregoing description of Mr. Wiese’s Change in Control Agreement is qualified in its entirety by reference to the complete text of the form of the agreement filed as Exhibit 10.4 to this report and is incorporated by reference herein.

In connection with his appointment, Mr. Wiese will enter into an indemnification agreement with each of TriCo and the Bank. The indemnification agreements will be in forms identical to those that TriCo and the Bank have entered into with certain other officers and directors and will require TriCo and the Bank to indemnify Mr. Wiese against liabilities that may arise by reason of his status with or service to TriCo or the Bank. The agreements will also require TriCo and the Bank to advance all expenses incurred by Mr. Wiese in investigating or defending any such action, suit or proceeding. The preceding is a summary of the material provisions of the indemnification agreements and is qualified in its entirety by reference to the complete text of the forms of indemnification agreements filed as Exhibit 10.2 and Exhibit 10.3 to this report and incorporated by reference herein.

A copy of the news release announcing the departure of Thomas J. Reddish and the appointment of Peter Wiese is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description of Exhibit

10.1	Offer letter to Peter Wiese dated August 9, 2018

10.2	Form of Indemnification Agreement with TriCo Bancshares (incorporated by reference to Exhibit 10.1 of the registrant’s Form 8-K filed with the SEC on September 10, 2013)

10.3	Form of Indemnification Agreement with Tri Counties Bank (incorporated by reference to Exhibit 10.2 of the registrant’s Form 8-K filed with the SEC on September 10, 2013)

10.4	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.1 of the registrant’s Form 8-K filed with the SEC on July 23, 2013)

99.1	Press Release, dated August 13, 2018, of TriCo Bancshares, announcing the departure of Thomas J. Reddish as Executive Vice President and Chief Financial Officer effective August 13, 2018 and the appointment of Peter Wiese as Executive Vice President and Chief Financial Officer effective August 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2018	TRICO BANCSHARES
(Registrant)

	By:	/s/ Richard P. Smith
Richard P. Smith
President and Chief Executive Officer